UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2007

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3) changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17) difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

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Item 8.01	Other Events

As previously reported, on August 8, 2007, Fifth Third and Fifth Third Capital Trust V (the “Trust”) completed the sale of $500,000,000 (in aggregate liquidation amount) of 7.25% Trust Preferred Securities, liquidation amount $25 per security pursuant to an Underwriting Agreement dated as of August 1, 2007 (the “Underwriting Agreement”). The Underwriting Agreement also provided the underwriters with an option, exercisable for 30 days, to buy an additional $75,000,000 (in aggregate liquidation amount) of the 7.25% Trust Preferred Securities (the “Purchase Option”). On August 10, 2007, the underwriters exercised the Purchase Option. On August 16, 2007, the Trust and Fifth Third completed the sale of the additional $75,000,000 of Trust Preferred Securities.

By virtue of the August 16, 2007 closing, the Trust assets increased to $575,010,000 in aggregate principal amount of the 7.25% Junior Subordinated Notes due 2067 issued by Fifth Third (the “JSNs”). The JSNs are the only assets of the Trust. Fifth Third owns all of the Common Securities of the Trust.

As previously reported, in connection with the issuance and sale of the JSNs, Fifth Third entered into a Second Supplemental Indenture dated as of August 8, 2007 with Wilmington Trust Company, as Trustee, which modifies the existing Junior Subordinated Indenture dated as of March 20, 1997 between Fifth Third and the Trustee. The Indenture, as modified by the Second Supplemental Indenture, defines the rights of the JSNs.

Also as previously reported, in connection with the issuance and sale of the Trust Preferred Securities and the JSNs, Fifth Third entered into a Replacement Capital Covenant (the “RCC”) whereby Fifth Third agreed for the benefit of its debt holders named therein that neither it nor any of its subsidiaries would repay, redeem or repurchase the JSNs or the Trust Preferred Securities at any time on or prior to August 15, 2047, unless during the applicable measurement period with respect to such repayment, redemption or purchase, Fifth Third and its subsidiaries shall have issued specified amounts of certain replacement capital securities in the terms and conditions set forth therein. In connection with the exercise of the Purchase Option, Fifth Third entered into a Supplement to the RCC, whereby Fifth Third extended the covenants and obligations of the RCC to include the additional 7.25% Trust Preferred Securities purchased pursuant to the Purchase Option. A copy of the Supplement to the RCC is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

In connection with the exercise of the Purchase Option, Fifth Third entered into an Amendment No. 1 to Guarantee Agreement with Wilmington Trust Company, as guarantee trustee (the “Guarantee Amendment”), whereby Fifth Third agreed to extend the original guarantee with respect to the 7.25% Trust Preferred Securities to cover the additional 7.25% Trust Preferred Securities purchased pursuant to the Purchase Option. A copy of the Amendment No. 1 to the Guarantee Agreement is attached to this Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

In connection with the issuance of the additional JSNs, Alston & Bird LLP, special tax counsel to Fifth Third, rendered an opinion regarding certain tax matters. A copy of the tax opinion of Alston & Bird LLP is attached to this Form 8-K as Exhibit 8.1 and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

1.1	Underwriting Agreement dated August 1, 2007 among Fifth Third Bancorp, Fifth Third Capital Trust V and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Securities LLC, as Representatives of the Underwriters named in the Underwriting Agreement (incorporated by reference to Exhibit 1.1 of Fifth Third’s Form 8-K filed with the Securities and Exchange Commission on August 7, 2007).

4.1	Second Supplemental Indenture dated as of August 8, 2007 between Fifth Third Bancorp and Wilmington Trust Company, as trustee, to the Junior Subordinated Indenture dated as of March 20, 1997 between Fifth Third and the Trustee (incorporated by reference to Exhibit 4.4 of Fifth Third’s Form 8-A filed with the Securities and Exchange Commission on August 8, 2007).

4.2	Amendment No. 1 to Guarantee Agreement dated as of August 16, 2007 between Fifth Third Bancorp and Wilmington Trust Company, as trustee.

8.1	Tax Opinion of Alston & Bird LLP dated August 16, 2007.

99.1	Replacement Capital Covenant of Fifth Third Bancorp dated as of August 8, 2007 (incorporated by reference to Exhibit 99.1 of Fifth Third’s Form 8-K filed with the Securities and Exchange Commission on August 8, 2007).

99.2	Supplement to the Replacement Capital Covenant of Fifth Third Bancorp dated as of August 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

August 16, 2007	/s/ CHRISTOPHER G. MARSHALL
Christopher G. Marshall
Executive Vice President and Chief Financial Officer

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